Income Taxes	12 Months Ended
Sep. 30, 2017
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
me tax expense (benefit) was calculated based upon the following components of (loss) income from continuing operations before income taxes:

	Fiscal
	2017	2016	2015
(Loss) income from continuing operations before income taxes:
United States	$(72.3)	$(25.5)	$(346.6)
Outside the United States	41.2	34.7	29.6
Total (loss) income from continuing operations before income taxes	(31.1)	$9.2	(317.0)
The components of income tax expense (benefit) were as follows:

	Fiscal
	2017	2016	2015
Current:
Federal	$6.6	$0.1	$1.7
Foreign	9.1	10.6	6.3
State	0.5	4.5	4.2
Total current	16.2	15.2	12.2
Deferred:
Federal	39.5	(55.2)	(18.8)
Foreign	(10.5)	(19.6)	11.6
State	(7.1)	1.2	(3.7)
Total deferred	21.9	(73.6)	(10.9)
Income tax expense (benefit)	$38.1	$(58.4)	$1.3

The differences between income taxes expected at the U.S. Federal statutory income tax rate of 35.0% and reported income tax expense (benefit) are summarized as follows:

	Fiscal
	2017	2016	2015
Expected income tax (benefit) expense at the Federal statutory rate	$(10.9)	$3.2	$(111.0)
State and local income taxes	2.4	12.2	(5.2)
Valuation allowance for deferred tax assets	81.5	(65.0)	180.3
Residual tax on foreign earnings	(4.0)	8.3	11.5
Foreign rate differential	(18.8)	(14.9)	(0.5)
Foreign tax law changes	—	(3.7)	—
Impact of Internal Revenue Code ("IRC") Section 9100 relief	—	(16.4)	—
Share based compensation adjustments	(4.8)	0.5	(0.4)
Benefit from adjustment to tax basis in assets	—	(8.5)	—
Permanent items	2.7	9.9	17.1
Exempt foreign income	—	—	(4.7)
Unrecognized tax benefits	4.0	5.6	0.7
State tax law and rate changes	—	—	(54.5)
Tax attributes	(6.6)	2.1	9.2
Gain on deconsolidation	—	—	(23.3)
Non-deductible goodwill impairment	—	—	9.9
Purchase accounting benefit	—	—	(22.8)
Outside basis difference	4.6	6.4	(4.9)
Return to provision adjustments and other, net	(12.0)	1.9	(0.1)
Reported income tax expense (benefit)	$38.1	$(58.4)	$1.3
Effective tax rate	(122.5)%	(634.8)%	(0.4)%

For Fiscal 2017, the Company’s effective tax rate of (122.5)% differed from the expected U.S. statutory tax rate of 35.0% and was primarily impacted by U.S. pretax losses where the tax benefits were not more-likely-than-not to be realized resulting in the recording of valuation allowance. Partially offsetting this increase in effective tax rate were the effects of income earned by Spectrum Brands outside of the U.S. that is subject to statutory rates lower than 35.0%. In addition, Spectrum Brands recognized a $6.6 tax benefit for the recognition of additional federal and state tax credits.
For Fiscal 2016, the Company’s effective tax rate of (634.8)% differed from the expected U.S. statutory tax rate of 35.0% primarily due to the release of domestic valuation allowance of $111.1 by Spectrum Brands resulting from the expected utilization of a portion of Spectrum Brands’ U.S. NOL carryforwards that were previously recorded with valuation allowance, partially offset by an increase in valuation allowance needed for current year losses from the Corporate and Other segment in the U.S. that are not more-likely-than-not to be realized.
For Fiscal 2015, the Company’s effective tax rate of (0.4)% differed from the expected U.S. statutory tax rate of 35.0% and was impacted by pretax losses including significant impairment and bad debt expense in the Corporate and Other segment in the U.S., and certain pretax losses from foreign jurisdictions for which the Company concluded that the tax benefits are not more-likely-than-not to be realized, resulting in the recording of valuation allowances. In addition, for Fiscal 2015, the Company recognized a $22.8 income tax benefit from the reversal of a portion of Spectrum Brands’ U.S. valuation allowance on deferred tax assets in connection with the acquisition of AAG.
The following table summarizes the components of deferred income tax assets and liabilities:

	September 30,
	2017	2016
Deferred tax assets:
Employee benefits	$57.9	$91.6
Property, plant and equipment	31.4	8.8
Inventories and receivables	35.4	32.9
Marketing and promotional accruals	15.8	17.6
Net operating loss, credit and capital loss carry forwards	1,033.3	1,012.3
Prepaid royalty	—	6.0
Unrealized losses	16.7	4.2
Outside basis difference	49.0	51.1
Intangibles	8.5	3.7
Other	29.8	36.2
Total deferred tax assets	1,277.8	1,264.4
Less: Valuation allowance	946.7	532.3
Net deferred tax assets	331.1	732.1

Deferred tax liabilities:
Property, plant and equipment	(34.0)	(20.1)
Outside basis differences on held for sale assets	—	(367.8)
Intangibles	(662.8)	(770.2)
Investment in partnership	(91.5)	—
Unrealized gains	(5.7)	—
Investments	—	(39.2)
Redemption of long term debt	(8.4)	(10.2)
Other	(5.2)	(20.1)
Total deferred tax liabilities	(807.6)	(1,227.6)
Net deferred tax liability	$(476.5)	$(495.5)
Reported as:
Deferred tax assets	$16.7	$16.8
Deferred tax liabilities	493.2	512.1

In accordance with ASC Topic 740, the Company establishes valuation allowances for deferred tax assets that, in its judgment, are not more-likely-than-not realizable. These judgments are based on projections of future income, including tax-planning strategies, by individual tax jurisdiction. Changes in industry and economic conditions and the competitive environment may impact the accuracy of these projections. In accordance with ASC Topic 740, during each reporting period, the Company assesses the likelihood that its deferred tax assets will be realized and determines if adjustments to its valuation allowances are appropriate. As a result of this assessment, for Fiscal 2017, 2016 and 2015, the Company had a net charge (release) of valuation allowance to earnings totaling $81.5, $(65.0) and $180.3, respectively, as more fully described below.
HRG
HRG’s valuation allowance at September 30, 2017 and 2016 totaled $703.2 and $313.1, respectively (inclusive of $58.1 and $48.8, respectively, attributable to FGL’s non-life subsidiaries). During Fiscal 2017, HRG increased its net valuation allowance for deferred tax assets by $390.1, of which $352.7 was due to the reversal of the previously recorded deferred tax liability and deferred tax asset valuation allowance reduction related to the FGL Merger (discussed below), as a result of the Company’s current intent to exercise the 338 Tax Election related to the FGL Merger. See Note 1, Basis of Presentation and Nature of Operations and Note 5, Divestitures for additional information about the FGL Merger. As a result, U.S. Federal NOL and capital loss carryforwards attributable to FGL non-life subsidiaries is expected to be retained by HRG after the completion of the FGL Merger. Additionally, HRG increased its valuation allowance for deferred tax assets by $36.5 as a result of recognizing a deferred tax asset during Fiscal 2017 on HRG’s investment in Front Street. During Fiscal 2016, HRG decreased its net valuation allowance for deferred tax assets by $281.4, of which $352.7 was primarily related to the reversal of valuation allowance against certain U.S. federal net deferred tax assets as a result of recognizing a deferred tax liability on HRG’s investment in FGL, which resulted from classifying the Company’s ownership interest in FGL as held for sale, and was included in “Net income (loss) from discontinued operations”. Partially offset by an increase of $145.3, which was allocated to accumulated other comprehensive income consistent with the source of taxable income available for realization. Included in the net decrease in valuation allowance was an increase of $89.5, which resulted from the tax effect related to Fiscal 2016 losses from the Corporate and Other segment. During Fiscal 2015, HRG increased its valuation allowance for deferred tax assets by $309.0, of which $248.6 was related to an increase in valuation allowance against U.S. net deferred taxes and $60.4 was related to an increase in valuation allowance against state net deferred taxes.
At September 30, 2017 and 2016, HRG had approximately $1,524.3 and $1,304.1, respectively, of gross U.S. Federal NOL carryforwards (inclusive of $151.1 and $133.6, respectively, attributable to FGL’s non-life subsidiaries), which, if unused, will expire in tax years ending December 31, 2028 through 2037. HRG had approximately $315.9 and $322.4 of gross U.S. federal capital loss carryforwards (inclusive of $15.0 and $6.0, respectively, attributable to FGL’s non-life subsidiaries) at September 30, 2017 and 2016, respectively, which, if unused, will expire in tax years ended December 31, 2017 through 2022. At September 30, 2016, HRG had approximately $93.9 of tax benefits related to U.S. state NOL carryforwards, which decreased to $0.0 at September 30, 2017 due to HRG applying a 0% state apportionment factor.
The majority of NOL, capital loss and tax credit carryforwards of HRG was historically subject to valuation allowances, as HRG concluded that all or a portion of the related tax benefits are not more-likely-than-not to be realized. Approximately $395.0 of gross U.S. Federal NOL, and capital loss carryforwards of HRG are subject to limitations under Sections 382 and 383 of IRC. Such limitations resulted from ownership changes of more than 50 percentage points over a three-year period. HRG has considered the impact of the 2013 Section 382 ownership change and the related limitations in assessing its need for a valuation allowance. There has been no further ownership change since the September 30, 2013 ownership change.
Spectrum Brands
To the extent necessary, Spectrum Brands intends to utilize earnings of foreign subsidiaries in order to support the plans of the Spectrum Brands management to voluntarily accelerate pay down of U.S. debt, fund distributions to its shareholders, fund U.S. acquisitions and satisfy ongoing U.S. operational cash flow requirements. Spectrum Brands annually estimates the available earnings, permanent reinvestment classification and the availability of and Spectrum Brands management’s intent to use alternative mechanisms for repatriation for each jurisdiction in which Spectrum Brands does business. Accordingly, Spectrum Brands is providing residual U.S. and foreign deferred taxes on these earnings to the extent they cannot be repatriated in a tax-free manner.
During Fiscal 2017, Spectrum Brands concluded that sufficient evidence existed that substantially all of its non-US subsidiaries had invested or would invest their respective undistributed earnings indefinitely or that the earnings would be remitted in a tax-free manner. As a result, Spectrum Brands recognized approximately $1.6 in tax benefit to continuing operations for reducing the deferred tax liability on those earnings that had been established in prior years. Spectrum Brands provided residual tax expense through continuing operations of $5.7 on earnings deemed to be repatriated under U.S. tax law for Fiscal 2017. The tax benefit was recognized as an addition to NOL and credit carryforwards deferred tax assets.
During Fiscal 2016, Spectrum Brands provided $1.9 of tax benefit through continuing operations on undistributed foreign earnings and $3.0 in tax expense on earnings deemed to be repatriated under subpart F of the U.S. tax law. The residual domestic taxes from foreign earnings were recognized as a reduction to NOL and credit carryforwards deferred tax assets.
During Fiscal 2015, Spectrum Brands recognized $23.3 of deferred tax assets related to its investment in one of its foreign subsidiaries because it was expected to reverse in the foreseeable future. The deferred tax asset reversed during Fiscal 2016. Spectrum Brands also recorded a $14.4 reduction in its NOL deferred tax assets, with a corresponding reduction in the valuation allowance, to reflect losses used as a result of prior year adjustments.
Remaining undistributed earnings of Spectrum Brands’ foreign operations were $302.5 at September 30, 2017, and are intended to remain permanently invested. Accordingly, no residual income taxes have been provided on those earnings. If at some future date these earnings cease to be permanently invested, Spectrum Brands may be subject to U.S. income taxes and foreign withholding and other taxes on such amounts, which cannot be reasonably estimated at this time.
At September 30, 2017, Spectrum Brands had U.S. federal NOL carryforwards of $703.5 with a federal tax benefit of $246.2, tax benefits related to state NOLs of $70.8 and capital loss carryforwards of $19.8 with a federal and state tax benefit of $7.5. Spectrum Brands has an additional $4.3 of federal and state NOLs for which benefits will be recorded to additional paid-in capital when those carryforwards are used. These NOLs expire through years ending in 2037. As of September 30, 2017, Spectrum Brands had foreign NOLs of $169.2 and tax benefits of $47.4, which will expire beginning in Fiscal 2018. Certain of the foreign NOLs have indefinite carryforward periods. Spectrum Brands is subject to an annual limitation on the use of its NOL carryforwards that arose prior to its emergence from bankruptcy in the fiscal year ended September 30, 2009. Spectrum Brands has had multiple changes of ownership, as defined under IRC Section 382 of the Internal Revenue Code of 1986 as amended, that limits the utilization of Spectrum Brands’ U.S. federal and state NOLs and other tax attributes. The annual limitation is based on a number of factors, including the value of the Spectrum Brands’ stock (as defined for tax purposes) on the date of the ownership change, its net unrealized gain position on that date, the occurrence of realized gains in years subsequent to the ownership change, and the effects of subsequent ownership changes (as defined for tax purposes), if any. In addition, separate return year limitations apply to limit Spectrum Brands’ utilization of the acquired Russell Hobbs U.S. federal and state NOLs to future income of the Russell Hobbs subgroup. Due to these limitations, Spectrum Brands estimates, as of September 30, 2017, that $468.9 of U.S. federal NOLs with a federal tax benefit of $164.1 and $16.7 of the tax benefit related to state NOLs will expire unused even if Spectrum Brands generates sufficient income to otherwise use all of its NOLs. Spectrum Brands also projects, as of September 30, 2017, that $45.7 of tax benefits related to its foreign NOLs will not be used. Spectrum Brands has provided a full valuation allowance against these deferred tax assets.
The ultimate realization of the deferred tax assets depends on the ability of Spectrum Brands to generate sufficient taxable income of the appropriate character in the future and in the appropriate taxing jurisdictions.
Spectrum Brands has earned pretax profits in the U.S. each of the last three years. Large, profitable U.S. businesses were acquired in Fiscal 2015 and Fiscal 2013, and Spectrum Brands debt levels and blended interest rates have decreased over time. The combination of U.S. operating results and the changes in Spectrum Brands U.S. operating profile led Spectrum Brands to conclude during Fiscal 2016 that it is more-likely-than-not its U.S. deferred tax assets will be used to reduce taxable income, except for tax attributes subject to ownership change limitations, capital losses, and certain state operating losses and credits that will expire unused.
Spectrum Brands released $111.1 of domestic valuation allowance during Fiscal 2016. Approximately $25.1 of the domestic valuation allowance released by Spectrum Brands resulted from additional deferred tax assets created by the adoption of ASU No. 2016-09, effective as of October 1, 2015. In December 2015, the Company received a ruling from the Internal Revenue Service (“IRS”) which resulted in $87.8 of U.S. NOLs being restored and a release of $16.2 of domestic valuation allowance from additional deferred tax assets created by the IRS ruling. Spectrum Brands recorded tax expense of $14.7 related to additional valuation allowance on state NOLs during Fiscal 2017.
As of September 30, 2017, Spectrum Brands’ valuation allowance was $243.5, of which $217.1 was related to U.S. net deferred tax assets and $26.4 was related to foreign net deferred tax assets. As of September 30, 2016, Spectrum Brands’ valuation allowance related to continuing operations was $222.7, of which $203.7 was related to U.S. net deferred tax assets and $19.0 was related to foreign net deferred tax assets. During Fiscal 2017, Spectrum Brands increased its valuation allowance for deferred tax assets by $20.8, of which $13.4 was related to an increase in valuation allowance against U.S. net deferred tax assets and $7.4 related to an increase in the valuation allowance against foreign net deferred tax assets. During Fiscal 2016, Spectrum Brands decreased its valuation allowance for deferred tax assets by $63.7, of which $65.0 related to a decrease in valuation allowance against U.S. net deferred tax assets and $1.3 related to an increase in the valuation allowance against foreign net deferred tax assets. During Fiscal 2015, Spectrum Brands recorded valuation allowances of $17.0 against the deferred tax assets of various Latin America entities as it is more-likely-than-not that Spectrum Brands will not obtain tax benefits from these assets.
Uncertain Tax Positions
The total amount of unrecognized tax benefits (“UTBs”) at September 30, 2017 and 2016 were $20.9 and $16.5, respectively. If recognized in the future, $20.9 of UTBs would impact the effective tax rate. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. At September 30, 2017 and 2016, the Company’s accrued balances of interest and penalties on uncertain tax positions totaled $2.9 and $3.0, respectively. For Fiscal 2017, 2016 and 2015, interest and penalties decreased income tax expense by $0.1, increased by $0.5 and decreased by $0.8, respectively.
HRG files U.S. federal consolidated and state and local combined and separate income tax returns. HRG’s federal consolidated and state combined income tax returns include FGL’s non-life subsidiaries and do not include Spectrum Brands, Front Street, or FGL’s life insurance subsidiaries, each of which files their own respective consolidated federal, and combined and separate state and local income tax returns.
The Company believes its UTBs for uncertain tax positions are adequate, consistent with the principles of ASC Topic 740. The Company regularly assesses the likelihood of additional tax assessments by jurisdiction and, if necessary, adjusts its UTBs based on new information or developments.
The following table summarizes changes to the Company’s UTB reserves, excluding related interest and penalties:

	Fiscal
	2017	2016	2015
Unrecognized tax benefits at beginning of year	$16.5	$12.4	$7.6
Gross increase — tax positions in prior period	4.0	4.0	4.1
Gross decrease — tax positions in prior period	(0.5)	(0.4)	(0.5)
Gross increase — tax positions in current period	1.2	1.1	1.4
Settlements	—	(0.6)	—
Lapse of statutes of limitations	(0.3)	—	(0.2)
Unrecognized tax benefits at end of year	$20.9	$16.5	$12.4

The IRS completed an audit of HRG’s 2013 federal consolidated tax return in February 2017 and agreed to a $37.0 adjustment to increase the NOL carryforwards. HRG received the final closing letter in February 2017.
Additionally, HRG also finalized its New York State audit with the New York State Department of Taxation and Finance for tax years ended December 31, 2011 through 2013. The New York City tax return for years ended December 31, 2011 through 2013 are currently under audit and are awaiting resolution from New York State.
Spectrum Brands files income tax returns in the U.S. federal jurisdiction and various state, local and foreign jurisdictions and is subject to ongoing examination by the various taxing authorities. Spectrum Brand’s major taxing jurisdictions are the U.S., United Kingdom and Germany. In the U.S., federal tax filings for years prior to and including Spectrum Brands’ fiscal year ended September 30, 2013 are closed. However, the federal NOLs from Spectrum Brands’ fiscal years ended September 30, 2013 and prior are subject to IRS examination until the year that such NOL carryforwards are utilized and those years are closed for audit. Filings in various U.S. state and local jurisdictions are also subject to audit and to date, no significant audit matters have arisen. At September 30, 2017, certain of the Spectrum Brands’ legal entities were undergoing income tax audits. Spectrum Brands cannot predict the ultimate outcome of the examinations; however, it is reasonably possible that during the next twelve months some portion of previously unrecognized tax benefits could be recognized.